SUPPLEMENT DATED MAY 3, 2013

TO THE PACIFIC LIFE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated December 19, 2012 for Advisor Class Shares of all Funds and Class P shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds and Dated July 1, 2012 for all other Funds and Share Classes

This supplement revises the Pacific Life Funds Statement of Additional Information dated December 19, 2012 for Advisor Class Shares of all Funds and Class P Shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds and July 1, 2012 for all other Funds and Share Classes, as supplemented December 19, 2012, March 15, 2013 and May 1, 2013 (together, the SAI), and must be preceded or accompanied by the SAI. The changes within this supplement are effective as of the date of the supplement. Remember to review the SAI for other important information.

DISTRIBUTION OF FUND SHARES

Footnotes 2 and 3 following the table titled “Category I: PL Portfolio Optimization Funds and PL Alternative Strategies Fund” in the Initial Sales Charges and Contingent Deferred Sales Charges section are deleted and replaced with the following:

2 For purchases in which the account value totals $1 million or more, a CDSC of 1% is assessed on the shares for which a front-end sales charge was not paid if such shares are sold (redeemed) within 1 year of purchase. However, redemptions of shares by an investor will not be assessed a CDSC of 1% if redeemed within 1 year of purchase if the investor’s selling group member waives the commission otherwise payable to it by the Distributor (described in footnote 3) and the selling group member notifies the Distributor of its intent to waive the commission prior to the time of investment.

3 The Distributor may pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Footnotes 2 and 3 following the tables “Category II: PL Income, PL High Income and PL Strategic Income Funds” and “Category III: PL Floating Rate Income and PL Short Duration Income Funds” in the Initial Sales Charges and Contingent Deferred Sales Charges section are deleted and replaced with the following:

2 For purchases in which the account value totals $500,000 or more, a CDSC of 1% is assessed on the shares for which a front-end sales charge was not paid if such shares are sold (redeemed) within 1 year of purchase. However, redemptions of shares by an investor will not be assessed a CDSC of 1% if redeemed within 1 year of purchase if the investor’s selling group member waives the commission otherwise payable to it by the Distributor (described in footnote 3) and the selling group member notifies the Distributor of its intent to waive the commission prior to the time of investment.

3 The Distributor may pay selling group members a sales commission out of its own assets of 1% of the amount invested.